BUSINESS TRANSACTIONS	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about business combination [abstract]
BUSINESS TRANSACTIONS	BUSINESS TRANSACTIONS
Acquisition of Monarch Gold Corporation

In June 2020, pursuant to a private placement offer by Monarch Gold Corporation ("Monarch Gold") (TSX: MQR), Yamana subscribed for $3.1 million (C$4.2 million) worth of units of Monarch Gold at a price of C$0.24 per unit and was issued 17,500,000 common shares of Monarch Gold, along with 8,750,000 warrants. Each warrant entitled Yamana to purchase one common share of Monarch Gold at a price of C$0.29 until June 10, 2023.

As Yamana’s shareholding was above 5%, the Company was entitled to name a representative to Monarch Gold’s Board of Directors. As Yamana was represented on Monarch Gold's Board of Directors, the Company concluded that it had significant influence over Monarch Gold, and the investment was accounted for as an investment in associate using the equity method.

Yamana acquired additional shares in Monarch Gold during the third quarter of 2020, increasing the Company's shareholding from 6% to 7.1% of Monarch Gold's issued and outstanding shares. Yamana's shareholding was subsequently reduced to 6.92% due to the exercise of options/warrants by other option/warrant holders.

On November 2, 2020, Yamana announced that it had entered into a definitive agreement with Monarch Gold whereby Yamana would acquire the Wasamac property and the Camflo property and mill through the acquisition of all of the outstanding shares of Monarch Gold not owned by Yamana, under a plan of arrangement (the "Arrangement"). In connection with the Arrangement, Monarch Gold would complete a spin-out to its shareholders, through newly formed Monarch Mining Corporation ("Monarch Mining") of its other mineral properties and certain other assets and liabilities.

On January 21, 2021, the Company announced the completion of the Arrangement.

Pursuant to the terms of the Arrangement, each former holder of Monarch Gold shares received the following consideration per Monarch Gold share held immediately prior to the effective time of the Arrangement:

a.0.0376 of a Yamana share;
b.C$0.192 in cash from Yamana; and
c.0.2 of a share of the newly formed Monarch Mining.

Yamana also issued replacement warrants to holders of outstanding Monarch warrants, to purchase from Yamana 0.0376 of a Yamana share.
As Monarch Gold became a wholly owned subsidiary of Yamana, the Monarch Gold shares were de-listed from the TSX on January 25, 2021 and Monarch Gold ceased to be a reporting issuer.

The set of activities and assets acquired in the acquisition of Monarch Gold included inputs such as certain mining permits and mineral resources, but did not include an organized workforce. Monarch Gold had no outputs at the acquisition date as the properties acquired are exploration stage properties. Given the absence of an organized workforce, the Company determined that no substantive processes had been acquired and therefore, Monarch Gold did not meet the definition of a ‘business’ under IFRS, and the acquisition was accounted for as an acquisition of assets and liabilities.

IFRS requires a cost-based approach to be applied in accounting for an asset acquisition. The consideration paid for the acquisition of Monarch Gold was comprised of share consideration, cash consideration and the replacement of certain outstanding Monarch Gold warrants with Yamana warrants. Given the consideration paid included Yamana shares exchanged for Monarch Gold shares; the cost of the transaction for accounting purposes was determined in accordance with IFRS 2, which requires an entity to measure the goods (assets and liabilities) received, and the corresponding increase in equity, directly at the fair value of the goods received, unless that fair value cannot be estimated reliably. Accordingly, the acquisition cost was measured based on the fair value of the Monarch Gold assets acquired and liabilities assumed as the Company concluded that the fair value of such assets and liabilities could be estimated reliably.

The fair value of the Monarch Gold assets acquired and liabilities assumed for accounting purposes was determined to be equal to the value of the consideration paid. Yamana issued 11,608,195 Yamana Shares (with a fair value of $61.2 million), paid $46.9 million (C$59.3 million) in cash, and issued 383,764 replacement warrants (with a fair value of $0.6 million) for total consideration paid of $108.6 million.

Given the transaction resulted in Yamana’s previously held 6.92% interest in Monarch Gold being comprised of a portion that is now part of the Company’s 100% interest in Monarch Gold, and a portion that is now an interest in Monarch Mining (discussed below); in accounting for the transaction, the Company bifurcated the carrying value of the previously held interest between the two new investments.

In accounting for the Company's existing 6.92% interest that continued as Monarch Gold, the interest was accounted for at its carrying amount of $3.2 million (and not remeasured to fair value) in line with the Company’s accounting policy whereby existing interests are not remeasured when accounting for an asset acquisition.

Upon completion of the Arrangement, the net book value of Monarch Gold was $113.5 million, including capitalized transaction costs.

The Company acquired cash and cash equivalents of $2.0 million in the acquisition of Monarch Gold.

Fair Value Measurement

The Company obtained independent valuations for the property, plant and equipment of Monarch Gold, and management's assessment of fair value of such assets took into account the independent valuations obtained. Different approaches were used in valuing the different asset groups. Where the fair value of an asset was able to be determined by reference to market-based evidence, such as sales of comparable assets, the fair value was determined using this information. Where fair value of the asset was not able to be reliably determined using market-based evidence, discounted cash flows were used to determine fair value.

The valuation techniques used for measuring the fair value of the material assets acquired was as follows.

Assets acquired	Fair value at January 21, 2021	Fair value measurement category	Valuation techniques
Exploration properties	$105.8	Level 3(i)
Income approach: Development of a discounted cash flow ("DCF") model that takes into account the mining plan produced in a technical report ("LOM").
Market comparison technique: The valuation model considers observed transaction multiples (based on a per hectare range of $6,080 - $9,425), determined after analyzing precedent transactions in Québec from 2018 to 2020, for land packages under 2,000 hectares and with an acquisition price greater than USD $5.0 million, and making appropriate adjustments to reflect differences between the transaction and comparable transactions.

(i)For further detail regarding the hierarchy used in determining and disclosing fair value, refer to Note 17.
Interest in Monarch Mining

As noted above, Monarch Gold shareholders (including Yamana) received shares of Monarch Mining under the Arrangement. Accordingly, Yamana now owns 4,450,000 common shares of Monarch Mining, or approximately 6.7% of the outstanding common shares of Monarch Mining and is entitled to acquire an additional 2,225,000 common shares of Monarch Mining upon the exercise of previously held Monarch Gold warrants, representing a partially diluted share ownership in Monarch Mining of approximately 9.8%.

Yamana's interest in the former Monarch Gold that was exchanged for shares in Monarch Mining was accounted for using the equity method. Given the relatively low shareholding and the fact that Yamana has no right to representation on the Board of Directors of Monarch Mining, the Company concluded that it no longer had significant influence with respect to this investment, and therefore, discontinued accounting for the investment using the equity method from the date of the completion of the transaction. Yamana recorded a gain on discontinuation of the equity method of $1.1 million, which is included in other operating expenses, net in the consolidated statement of operations for the year ended December 31, 2021. The gain was calculated as the difference between the fair value of Yamana's new interest in Monarch Mining and the carrying amount of the part of the investment in former Monarch Gold that became an investment in Monarch Mining at the date the equity method was discontinued, adjusted for the loss previously recognized in other comprehensive income that was reclassified to profit or loss on discontinuation of the equity method. The investment in Monarch Mining is accounted for as a financial asset at FVOCI. Monarch Mining shares commenced trading on the TSX on January 26, 2021 under the symbol "GBAR".

During the second quarter of 2021, the Camflo property was sold to the Canadian Malartic General Partnership in which, the Company has a 50% interest. The value of the Camflo Assets acquired and the proceeds for which they were subsequently disposed were consistent with each other and not material.

The Wasamac property was added to Yamana's Canadian exploration portfolio at the time of acquisition, and was included in the "Corporate and other" reporting segment in Note 7.

On July 19, 2021, the Company announced a positive development decision on the Wasamac property. Given technical feasibility and commercial viability of extracting mineral resources are now demonstrable, the Wasamac property was reclassified from an exploration and evaluation asset to a development stage asset during the third quarter of 2021.
La Pepa Option Exercise

In December 2018, the Company entered into an Option Agreement with respect to the Company's La Pepa gold project with Mineros Atacama SpA ("Mineros"). The Option Agreement granted Mineros the right and option to acquire up to a 51% interest in Minera Cavancha SpA, the legal entity that directly holds the La Pepa project, through satisfaction of certain requirements over two option (earn-in) periods, and then the remaining 49% interest pursuant to a call option.

The first option period, during which Mineros was granted the right to acquire a 20% interest by making expenditures aggregating $5.0 million, ended on July 2, 2021 and Mineros provided notice of its intention to exercise the first option before the end of the first option period.

Given the transaction resulted in Yamana issuing shares in a subsidiary company in exchange for services received from Mineros (in the form of exploration work performed on the La Pepa property), the transaction was accounted for as a share-based payment transaction. Specifically, the Company recognized the services as received, along with a corresponding increase in equity. The services received were measured at the fair value of the services, being the $5.0 million in expenditures incurred by Mineros.

During the fourth quarter of 2021, Mineros was issued shares representing a 20% interest in Minera Cavancha SpA. Yamana recognized the non-controlling interest in Minera Cavancha SpA at the non-controlling interest's proportionate share of the net identifiable assets of Minera Cavancha SpA, being $21.4 million.

The second option period, during which Mineros has the right to acquire a further 31% interest, commenced upon issuance of the 20% interest shares for a 24-month period. The services received in the second option period will be recognized as the services are received, along with a corresponding interest in equity, consistent with the accounting for the services received during the first option period.
Acquisition of Exploration Properties Adjoining the Wasamac Project

On June 14, 2021, the Company announced that it had entered into a Definitive Purchase Agreement ("Agreement") with Globex Mining Enterprises Inc. (“Globex”) (TSX: GMX) to acquire the Francoeur, Arntfield and Lac Fortune gold properties adjoining the Company’s Wasamac project as well as additional claims in the Beauchastel township to the east of the Wasamac project. The transaction was completed on June 21, 2021.
The purchase price for the purchased assets was $11.9 million (C$14.8 million). Pursuant to the terms of the Agreement, Yamana paid an initial amount of $3.1 million (C$3.8 million) on closing in the form of Yamana shares. The remaining payment of C$11.0 million is payable over four years in either cash or shares at the election of Globex, and is accounted for as deferred consideration and included in other financial liabilities. In addition, Globex received a 2% Gross Metal Royalty from Yamana, of which 0.5% may be bought back at any time by Yamana for C$1.5 million, following which the royalty would be reduced to a 1.5% Gross Metal Royalty.
Agua Rica-Alumbrera Integration ("MARA Project")

On March 7, 2019, Yamana, Glencore International AG (“Glencore”) and Goldcorp Inc., now Newmont Corporation (“Newmont”) (collectively “the Parties”) entered into a definitive Integration Agreement with the purpose of seeking to integrate the Agua Rica project with the Alumbrera mine, plant and infrastructure (the “Integration Project”) through an Integration Transaction.

On December 17, 2020, the Parties announced the completion of the Integration Transaction, with the Integration Project to be known as the MARA Project. Under the MARA Project, Agua Rica will be developed and operated using the existing infrastructure and facilities from the Alumbrera mine, approximately 35 kilometres away.

The Integration Transaction resulted in Yamana relinquishing a non-controlling interest in Agua Rica for an increased interest in Alumbrera. The below sets out the ownership percentages before and after the completion of the Integration Transaction:

	Before Transaction		After Transaction
	Alumbrera(i)	Agua Rica	MARA Project
Yamana	12.50%	100.00%	56.25%
Glencore	50.00%	—%	25.00%
Newmont	37.50%	—%	18.75%
	100.00%	100.00%	100.00%
(i)Although Yamana’s investment in Alumbrera was less than 20% of the issued and outstanding shares, after consideration of other relevant factors including the proportion of seats on Alumbrera’s board assigned to Yamana, the nature of the business decisions that required unanimous consent of the directors, and Yamana’s ability to influence the operating, strategic and financing decisions concerning Alumbrera; the Company determined that it had significant influence over Alumbrera, and therefore, accounted for Alumbrera as an investment in associate using the equity method.

Upon closing of the Integration Transaction, the Company acquired an additional 43.75% interest in Alumbrera. As a result, the Company’s equity interest in Alumbrera increased from 12.50% to 56.25%. The consideration paid for the additional interest in Alumbrera was a 43.75% interest in Agua Rica, taking the Company’s interest in Agua Rica down to 56.25%. The Company determined that it controlled the MARA Project through its 56.25% voting interest, and therefore, in accounting for the Integration Transaction the Company was required to consolidate Alumbrera, and recognize the non-controlling interests in both Agua Rica and Alumbrera.

The set of activities and assets acquired in the acquisition of Alumbrera included inputs such as plant and other infrastructure assets and limited mineral resources, but did not include an organized workforce. Alumbrera had no outputs at the acquisition date as mining ceased in the third quarter of 2018 at the end of the mine life. Given the absence of an organized workforce, the Company determined that no substantive processes had been acquired and therefore, Alumbrera did not meet the definition of a ‘business’ in IFRS, and the acquisition was accounted for as an acquisition of assets and liabilities.

IFRS requires a cost-based approach to be applied in accounting for an asset acquisition. The Integration Transaction was a non-monetary exchange of assets, with the consideration paid for the additional interest in Alumbrera being a 43.75% interest relinquished in Agua Rica. The acquisition cost was measured based on the fair value of the Alumbrera assets and liabilities as it was determined that the fair value of these assets and liabilities was more clearly evident than the fair value of the interest being given up in Agua Rica. The net fair value of the Alumbrera assets acquired and liabilities assumed was estimated to be $787.9 million. (The net fair value of Alumbrera on a 100% basis was estimated to be $900.5 million).

Prior to the Integration Transaction, Yamana’s existing 12.5% interest in Alumbrera was carried at nil due to previous impairment write downs largely associated with the Alumbrera mine coming to the end of its life. The Company assessed whether the potential Integration Transaction was an indicator of impairment reversal for the equity accounted investment given the integration of the Alumbrera assets with the Agua Rica assets would have a favourable effect on and increase the estimated service potential of the underlying Alumbrera assets. However, the Company concluded that there was no indicator of impairment reversal as there was no certainty that the value of Alumbrera had changed until the Integration Transaction was completed, at which point in time the equity investment in Alumbrera, which had been historically impaired, was derecognized.

In accounting for the Company's existing 12.5% interest in the Integration Transaction, the interest was accounted for at its carrying amount of nil (and not remeasured to fair value) in line with the Company’s accounting policy whereby existing interests are not remeasured when accounting for an asset acquisition.

The Company recognizes non-controlling interests that arise in an asset acquisition either at fair value or at the non-controlling interests’ proportionate share of the acquired entity’s net identifiable assets. This decision is made on an acquisition-by-
acquisition basis. For the non-controlling interests in the MARA Project, the Company elected to recognize the non-controlling interests at the non-controlling interests' proportionate share of the acquired entity's net identifiable assets.

The net book value of Agua Rica immediately before the Integration Transaction was $889.3 million.

Upon completion of the Integration Transaction, the book value of the MARA Project was $1,677.2 million, of which $889.3 million was attributable to Yamana, and $787.9 million attributable to the non-controlling interests.

The Company acquired cash and cash equivalents of $222.5 million in the acquisition of Alumbrera.

Fair Value Measurement

The Company obtained independent valuations for the property, plant and equipment and mineral resources of Alumbrera, and management's assessment of fair value of such assets took into account the independent valuations obtained. Different approaches were used in valuing the different asset groups. Where the fair value of an asset was able to be determined by reference to market-based evidence, such as sales of comparable assets, the fair value was determined using this information. Where fair value of the asset was not able to be reliably determined using market-based evidence, discounted cash flows or optimized depreciated replacement cost was used to determine fair value.

The valuation techniques used for measuring the fair value of the material non-cash assets acquired were as follows.

Assets acquired	Fair value at December 17, 2020 (100%)	Fair value measurement category	Valuation technique
Property, plant and equipment	$696.7	Level 3	Cost technique: The valuation model considers market prices for similar items when they are available, and depreciated replacement cost when appropriate. Depreciated replacement cost reflects adjustments for physical deterioration as well as functional and economic obsolescence.
Mineral resources	$72.0	Level 3
Market comparison technique: The valuation model considers observed transaction multiples using transactions of majority interests in development stage copper projects in North and South America over the past 10 years. In arriving at a selected multiple, appropriate adjustments were made to take into account the availability of existing infrastructure relative to comparable transactions, while being cognizant of the initial capital costs that will still need to be incurred.

Environmental rehabilitation provision	$(85.7)	Level 3	Present-value technique using the entity’s own data about the future cash outflows to be paid to fulfil the obligation and other inputs including the credit adjusted risk-free interest rate.

The Company believes the methodologies and estimates used to determine fair value are similar to what a market participant would use in similar circumstances.
Leagold Mining Corporation and Equinox Gold Corp. merger, and subsequent sale of Equinox Units

On May 24, 2018, Yamana completed the disposal of its 53.6% controlling interest in Brio Gold to Leagold Mining Corporation ("Leagold"). Pursuant to the terms of the sale, the Company received 20.5% of Leagold's issued and outstanding shares. The Company concluded that it had significant influence over Leagold, and therefore, the investment in Leagold was accounted for as an investment in an associate using the equity method.

On December 16, 2019, Leagold and Equinox Gold Corp. ("Equinox") jointly announced that the companies had entered into a definitive agreement to combine in an at-market merger. On March 10, 2020, the companies announced that the merger had been completed. The combined company continues as Equinox Gold under the ticker symbol “EQX” on both the Toronto Stock Exchange and the New York Stock Exchange.

Pursuant to the transaction, Leagold shareholders received 0.331 of an Equinox share for each Leagold share held. This resulted in Yamana owning approximately 9% of the combined company at the date of the completion of the merger.

Yamana concluded that, as a result of its reduced shareholding, it no longer had significant influence in the investee, and therefore, discontinued accounting for the investment using the equity method from the date of the completion of the merger. Yamana recorded a gain on discontinuation of the equity method of $21.3 million, which is included in other operating expenses, net in the consolidated statement of operations for the year ended December 31, 2020. The gain was calculated as the difference between the fair value of Yamana's retained interest (in the form of Equinox shares) and the carrying amount of the investment in Leagold at the date the equity method was discontinued, adjusted for the loss previously recognized in other comprehensive income that was reclassified to profit or loss on discontinuation of the equity method. The investment in Equinox is accounted for as a financial asset at FVOCI.

On April 13, 2020 Yamana announced it had entered into an agreement with Stifel GMP and Cormark Securities Inc. (collectively, the “Dealers”) to sell 12,000,000 units (each, a “Unit”) at a price of C$10.00 per Unit for gross proceeds to Yamana of $85.2 million (C$120.0 million) (the “Sale Transaction"). Each Unit consisted of one (1) common share of Equinox owned by Yamana and one-half (0.5) of a common share purchase warrant of Yamana (each whole warrant a “Warrant”). Each Warrant entitles the holder thereof to acquire one (1) additional common share of Equinox owned by Yamana (a “Warrant Share”) at an exercise price of C$13.50 for a term of 9 months from the date of issue. The Sale Transaction closed on April 15, 2020.

During the third quarter of 2020, Yamana disposed of 1,200,000 Equinox shares for proceeds of approximately $15.6 million (C$20.5 million).

As at December 31, 2020, Yamana held 6,000,000 Equinox shares, representing approximately 2.5% of the issued and outstanding Equinox shares, on a non-diluted basis.

In early January 2021, 405,000 of the 6,000,000 outstanding purchase warrants to acquire Equinox common shares held by Yamana were exercised and the same number of shares disposed of at the exercise price of C$13.50, for total proceeds of $4.2 million (C$5.5 million). The remainder of the purchase warrants expired on January 15, 2021.
Sale of the Royalty Portfolio

On February 23, 2020, the Company announced that it had entered into a definitive purchase agreement (the “Purchase Agreement”) to sell a portfolio of royalty interests and the contingent payment to be received upon declaration of commercial production at the Deep Carbonates Project (“DCP”) at the Gualcamayo gold mine (together, the “Royalty Portfolio”) to Guerrero Ventures Inc. (TSX-V:GV) (“Guerrero”).

The assets in the Royalty Portfolio being sold pursuant to the transaction were:
•A 1% net smelter return royalty (“NSR”) on gold production and 2% NSR on base metals from the Riacho dos Machados (“RDM”) gold mine operating in Minas Gerais, Brazil;
•A 2% NSR on oxide gold production from the Gualcamayo gold mine operating in San Juan, Argentina, once the operation produces approximately 275,000 ounces from January 1, 2020;
•A 1.5% NSR on production from the DCP at the Gualcamayo gold mine;
•A $30.0 million cash payment receivable upon declaration of commercial production at the DCP at the Gualcamayo gold mine; and
•A 2% NSR on production from the Suruca project in Goiás, Brazil.

On May 25, 2020, Guerrero announced that it had formally changed its corporate name to Nomad Royalty Company Ltd. (“Nomad”).

On May 27, 2020, the transaction was completed and Yamana received $64.2 million in consideration as follows:
•$10.0 million in cash;
•$10.8 million, being the fair value of the $10.0 million deferred cash payment. The deferred cash payment is measured at fair value due to the convertible nature of the financial instrument. Pursuant to the terms in the Deferred Payment Agreement, Yamana will receive interest on the deferred cash payment of 3% calculated and payable on a quarterly basis, and the deferred cash payment may be converted at any time, in whole or in part, by Yamana into shares of Nomad at C$0.90 per share. The deferred cash payment will be due for payment in full at the end of two years. However, Nomad may pay the deferred cash payment in full at the end of one year, subject to additional payment by Nomad equal to 5% of the deferred cash payment, and the right of Yamana to convert the deferred cash payment into shares of Nomad at a price of C$0.90 per share. The instrument creating the deferred cash payment can be transferred at any time. The deferred cash payment is accounted for as a financial asset at fair value through profit or loss; and
•$43.4 million in Nomad common shares at a price of C$0.90 per share, representing approximately 13% of Nomad's issued and outstanding shares. These shares were subject to a lockup period of six months.

In conjunction with the acquisition of Yamana’s Royalty Portfolio, Guerrero also entered into an agreement to acquire a portfolio of precious metals royalty, stream and gold loan assets from funds related to Orion Resource Partners (USA) LP (collectively, “Orion”) for total consideration of $268.0 million.

The purchase price payable to Orion was satisfied through the issuance of $268.0 million in Nomad common shares at a price of C$0.90 per share, representing approximately 77% of Nomad's issued and outstanding shares. These shares are subject to a lockup period of 12 months.

On May 29, 2020, Nomad's shares commenced trading on the TSX under the ticker symbol "NSR".
On December 11, 2020, Yamana disposed of 22,750,000 Nomad shares through a secondary offering at a price of C$1.10 per share for total gross proceeds of approximately $19.7 million (C$25.0 million).

As at December 31, 2020, Yamana held 43,750,000 Nomad shares, representing approximately 7.75% of the issued and outstanding Nomad shares on a non-diluted basis (approximately 10% on a partially-diluted basis).

As Yamana was represented on Nomad's board of directors, the Company concluded that it had significant influence over Nomad, and the investment in Nomad was accounted for as an investment in associate using the equity method.

During the second quarter of 2021, Yamana concluded that it ceased to have significant influence over Nomad due to no longer having representation on Nomad's board of directors, and therefore, discontinued accounting for the investment using the equity method. Yamana recorded a gain on discontinuation of the equity method of $9.2 million, calculated as the difference between the fair value and the carrying value of the investment at the date significant influence was lost. The investment is now accounted for as a financial asset at FVOCI.